EXHIBIT 99.3

                          The Class 1-A-1A Confirmation

                                                [LOGO OMITTED]      THE BANK
                                                                    OF NEW YORK.

DATE:                      November 29, 2006

TO: Deutsche Bank National Trust Company, not individually, but solely as trustee (the "Trustee") on behalf of IndyMac INDX Mortgage Loan Trust 2006-AR35

ATTENTION:
TELEPHONE:
FACSIMILE:

FROM:                      The Bank of New York
                           Derivative Products Support Department
                           Attn: Swap Confirmation Dept.
TELEPHONE:                 212-804-5163/5103
FACSIMILE:                 212-804-5818/5837

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER: 38589

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("Party A") and Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee (the "Supplemental Interest Trustee") on behalf of IndyMac INDX Mortgage Loan Trust 2006-AR35 ("Party B") created under the Pooling and Servicing Agreement, dated as of November 1, 2006, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Sponsor, Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee (the "Trustee") (the "Pooling and Servicing Agreement"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

BNY Ref No. 38589

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Page 2 of 22

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                        Interest Rate Cap

      Notional Amount:                            With respect to any
                                                  Calculation Period, the
                                                  amount set forth for such
                                                  period on Schedule I attached
                                                  hereto.

      Trade Date:                                 November 22, 2006

      Effective Date:                             July 25, 2009

      Termination Date:                           October 25, 2011, subject to
                                                  adjustment in accordance with
                                                  the Business Day Convention

      Fixed Amounts:


               Fixed Rate Payer:                  Party B represents and
                                                  warrants that it has directed
                                                  Greenwich Capital Markets,
                                                  Inc. to make payment of the
                                                  Fixed Amount on its behalf.

               Fixed Amount:                      USD 51,500.00

               Fixed Rate Amount
               Payment Date:                      November 29, 2006

      Floating Amounts:

               Floating Rate Payer:               Party A



               Cap Rate:                          For each Calculation Period,
                                                  as set forth for such period
                                                  on Schedule I attached
                                                  hereto.

               Floating Rate Payer
               Period End Dates:                  The 25th calendar day of each
                                                  month during the Term of this
                                                  Transaction, commencing
                                                  August 25, 2009, and ending
                                                  on the Termination Date,
                                                  subject to adjustment in
                                                  accordance with the Business
                                                  Day Convention.

               Floating Rate Payer
               Payment Dates:                     Early Payment shall be
                                                  applicable. The Floating Rate
                                                  Payer Payment Date shall be
                                                  one (1) Business Day
                                                  preceding each Floating Rate
                                                  Payer Period End Date.

               Floating Rate Option:              USD-LIBOR-BBA, provided,
                                                  however, if the Floating Rate
                                                  Option for a Calculation
                                                  Period is greater than 8.50%
                                                  then the Floating Rate Option
                                                  for such Calculation Period
                                                  shall be deemed equal to
                                                  8.50%.



               Designated Maturity:               One month

               Floating Rate Day
               Count Fraction:                    Actual/360

               Reset Dates:                       The first day of each
                                                  Calculation Period.

               Compounding:                       Inapplicable

               Business Days:                     New York

               Business Day Convention:           Following

BNY Ref No. 38589

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Page 3 of 22

               Calculation Agent:                 Party A



3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master
      Agreement:

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
            Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
            Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in Section 14 ,except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the consolidated shareholders' equity of Party A and its subsidiaries or, if applicable, the Eligible Guarantor and its subsidiaries.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of
            Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the [Transaction Documents] Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to

BNY Ref No. 38589

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            Party B; provided that, with respect to Party B only, Section
            5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or
            (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

BNY Ref No. 38589

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Page 5 of 22

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses
                  (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

BNY Ref No. 38589

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Page 6 of 22

Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement

            (A)   Party A makes the following representation(s):

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;
            (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

BNY Ref No. 38589

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Page 7 of 22

Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to
deliver                  Form/Document/                                         Date by which to
document                 Certificate                                            be delivered
Party A                  A correct, complete and duly executed U.S. Internal    Upon the execution and delivery of this Agreement
                         Revenue Service Form W-9 (or successor thereto).

Party B                  An Internal Revenue Service Form W-9 as applicable     Upon the execution and delivery of this
                         or any successor form, and may deliver any other tax   Agreement, or upon any form previously provided
                         forms relating to the beneficial owner of payments     becoming obsolete
                         to Party B under this Agreement from time to time.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to                                                                                                Covered by Section
deliver                  Form/Document/                              Date by which to                            3(d)
document                 Certificate                                 be delivered                                Representation

Party A and              Any documents required by the receiving     Upon the execution and delivery of this     Yes
Party B                  party to evidence the authority of the      Agreement
                         delivering party or its Credit Support
                         Provider, if any, for it to execute and
                         deliver the Agreement, this Confirmation,
                         and any Credit Support Documents to which
                         it is a party, and to evidence the
                         authority of the delivering party or its
                         Credit Support Provider to perform its
                         obligations under the Agreement, this
                         Confirmation and any Credit Support
                         Document, as the case may be

Party A and              A certificate of an authorized officer of   Upon the execution and delivery of this     Yes
Party B                  the party, as to the incumbency and         Agreement
                         authority of the respective officers of
                         the party signing the Agreement, this
                         Confirmation, and any relevant Credit
                         Support Document, as the case may be

Party A                  A copy of the annual balance sheet of       Promptly upon becoming publicly             Yes
                         Party A for the most recently completed     available; provided, if available on
                         fiscal year and publicly available in its   http://www.fdic.gov, such delivery is not
                         regulatory call report                      required

Party A                  An opinion of counsel to Party A            Upon the execution and delivery of this     No
                         reasonably acceptable to Party B.           Agreement

Party B                  An opinion of counsel to Party B as to      Upon the execution and delivery of this     No
                         the enforceability of this Confirmation     Agreement
                         reasonably acceptable to Party A.

BNY Ref No. 38589

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Page 8 of 22

Part 4. Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:          The Bank of New York
                        Swaps and Derivative Products Group
                        Global Market Division
                        32 Old Slip 15th Floor
                        New York, New York 10286
                        Attention: Steve Lawler
                        Facsimile: 212-495-1016
                        Phone: 212-804-2137

            with a copy to:

                        The Bank of New York
                        Swaps and Derivative Products Group
                        32 Old Slip 16th Floor
                        New York, New York 10286
                        Attention: Andrew Schwartz
                        Tele: 212-804-5103
                        Fax: 212-804-5818/5837

      (For all purposes)

            A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                        The Bank of New York
                        Legal Department
                        One Wall Street - 10th Floor
                        New York, New York 10286
                        Attention: General Counsel

      Address for notices or communications to Party B:

      Address:          IndyMac INDX Mortgage Loan Trust 2006-AR35
                        c/o Deutsche Bank National Trust Company
                        1761 East St. Andrew Place,
                        Santa Ana, California 92705-4934,
                        Attention:  Trust Administration:  IN06AZ
      Facsimile:        714-656-2626
      Phone:            714-247-6258

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

BNY Ref No. 38589

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Page 9 of 22


(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:          None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5. Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the [Indenture] Pooling and Servicing Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in
            Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

BNY Ref No. 38589

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

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      (ii)  Second Rating Trigger Replacement. If (A) a Required Ratings
            Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with
            Article X of the Pooling and Servicing Agreement (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party;
            (B) notwithstanding anything to the contrary in Section 6(b)(iv) or
            Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in
            Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by Party B pursuant to Section 6(e) and
            (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

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            The Trustee shall be an express third party beneficiary of this
            Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e) Compliance with Regulation AB. BNY and Counterparty agree that the terms of the Item 1115 Agreement dated as of April 24, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and BNY shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Subject to Section 6(b)(ii) and Part 5(d), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party or (b) satisfaction of the Rating Agency Condition with respect to S&P and Fitch."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

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(j)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to Moody's, S&P and Fitch.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the Trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank National Trust Company not in individually or personally, but solely as Supplemental Interest Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement; (b) Deutsche Bank National Trust Company has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations, undertakings and agreements of Deutsche Bank National Trust Company but is made and intended for the purpose of binding only the Supplemental Interest Trust; (d) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; and (e) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the

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      economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that Party B has appointed Deutsche Bank National Trust Company as its agent under the Pooling and Servicing Agreement to carry out its obligations hereunder, and that Deutsche Bank National Trust Company shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)   Additional representations.

      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

            (1) Party A is a bank subject to the requirements of 12 U.S.C. ss. 1823(e) and this Agreement will be maintained as one of its official records continuously from the time of its execution until such time as the relevant Transaction matures and the obligations therefor are satisfied in full.

      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into this Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into this Agreement and the Transaction in, not individually, but solely its capacity as Trustee on behalf of the Trust.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement [Indenture] relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without

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Page 15 of 22

            limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

      (iii) Swap Agreement. The parties acknowledge and agree that each Transaction is a "swap agreement" as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).

(x)   [Reserved]

(y)   [Reserved]

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold, the Moody's First Trigger Ratings Threshold, and the Fitch Approved Ratings Threshold.

            "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b) and (c) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to [S&P, Fitch, DBRS], and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

            "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

            "Eligible Replacement" means an entity (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor.

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            "Estimated Swap Termination Payment" means, with respect to an
            Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

            "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

            "Fitch" means Fitch Ratings Ltd., or any successor thereto.

            "Fitch Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

            "Fitch Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB-".

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

            "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement and the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders,,
            (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably

BNY Ref No. 38589
            withheld, (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and Fitch or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

            "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

            "Required Ratings Threshold" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold, [the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold].

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

            "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

            "Swap Rating Agencies" means, with respect to any date of determination, each of S&P, Moody's, and Fitch, to the extent that each such rating agency is then providing a rating for any of the IndyMac INDX Mortgage Loan Trust 2006-AR35 (the "Certificates") or any notes backed by the Certificates (the "Notes").

BNY Ref No. 38589

              [Remainder of this page intentionally left blank.]

BNY Ref No. 38589

4.    Account Details and Settlement Information:


Payments to Party A:            The Bank of New York
                                Derivative Products Support Department
                                32 Old Slip, 16th Floor
                                New York, New York 10286
                                Attention: Renee Etheart
                                ABA #021000018
                                Account #890-0068-175
                                Reference: Interest Rate Cap

Payments to Party B:            Deutsche Bank Trust Co. Americas
                                New York, NY 10006
                                ABA # 021-001-033
                                Account # 01419663
                                Name NYLTD Funds Control-Stars West
                                Re: IndyMac INDX Mortgage Loan Trust 2006-AR35

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

BNY Ref No. 38589

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

The Bank of New York



By:      /s/ Andrew Schwartz
         -------------------
         Name: Andrew Schwartz
         Title: Vice President


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

Deutsche Bank National Trust Company, not individually, but solely as Supplemental Interest Trustee on behalf to the IndyMac INDX Mortgage Loan Trust 2006-AR35



By:      /s/ Jennifer Hermansader
         ------------------------
         Name: Jennifer Hermansader
         Title: Associate

BNY Ref No. 38589

                                   SCHEDULE I

         (all such dates subject to adjustment in accordance with the
                      Following Business Day Convention)

-------------------------------------------------------------------------------------------------------------------
Accrual Start Date            Accrual End Date              Notional Amount (in USD)                Cap Rate (%)
-------------------------------------------------------------------------------------------------------------------
07/25/09                         08/25/09                      214,369,710.59                          8.3019
-------------------------------------------------------------------------------------------------------------------
08/25/09                         09/25/09                      211,098,248.34                          8.2655
-------------------------------------------------------------------------------------------------------------------
09/25/09                         10/25/09                           0.00                               8.5000
-------------------------------------------------------------------------------------------------------------------
10/25/09                         11/25/09                      204,687,581.80                          8.2033
-------------------------------------------------------------------------------------------------------------------
11/25/09                         12/25/09                      201,547,009.05                          8.2776
-------------------------------------------------------------------------------------------------------------------
12/25/09                         01/25/10                      198,449,228.42                          8.1351
-------------------------------------------------------------------------------------------------------------------
01/25/10                         02/25/10                      195,393,161.54                          8.1066
-------------------------------------------------------------------------------------------------------------------
02/25/10                         03/25/10                           0.00                               8.5000
-------------------------------------------------------------------------------------------------------------------
03/25/10                         04/25/10                      189,404,653.25                          8.0359
-------------------------------------------------------------------------------------------------------------------
04/25/10                         05/25/10                      186,471,012.27                          8.1414
-------------------------------------------------------------------------------------------------------------------
05/25/10                         06/25/10                      183,577,113.11                          7.9867
-------------------------------------------------------------------------------------------------------------------
06/25/10                         07/25/10                      180,722,419.08                          8.0942
-------------------------------------------------------------------------------------------------------------------
07/25/10                         08/25/10                      177,906,491.65                          7.9348
-------------------------------------------------------------------------------------------------------------------
08/25/10                         09/25/10                      175,128,593.16                          7.9115
-------------------------------------------------------------------------------------------------------------------
09/25/10                         10/25/10                      172,388,356.16                          8.0256
-------------------------------------------------------------------------------------------------------------------
10/25/10                         11/25/10                      169,685,255.85                          7.8634
-------------------------------------------------------------------------------------------------------------------
11/25/10                         12/25/10                      167,018,805.76                          8.0276
-------------------------------------------------------------------------------------------------------------------
12/25/10                         01/25/11                      164,388,777.08                          7.8537
-------------------------------------------------------------------------------------------------------------------
01/25/11                         02/25/11                      161,794,386.13                          7.8314
-------------------------------------------------------------------------------------------------------------------
02/25/11                         03/25/11                      159,311,613.36                          8.2929
-------------------------------------------------------------------------------------------------------------------
03/25/11                         04/25/11                      157,138,010.68                          7.7716
-------------------------------------------------------------------------------------------------------------------
04/25/11                         05/25/11                      154,993,864.53                          7.9103
-------------------------------------------------------------------------------------------------------------------
05/25/11                         06/25/11                      152,878,688.48                          7.7539
-------------------------------------------------------------------------------------------------------------------
06/25/11                         07/25/11                      150,792,128.13                          7.9180
-------------------------------------------------------------------------------------------------------------------
07/25/11                         08/25/11                      148,733,887.51                          7.8116
-------------------------------------------------------------------------------------------------------------------
08/25/11                         09/25/11                      146,704,030.20                          7.8579
-------------------------------------------------------------------------------------------------------------------
09/25/11                         10/25/11                      144,701,646.33                          8.3198
-------------------------------------------------------------------------------------------------------------------

BNY Ref No. 38589

                                    Annex A

                   Paragraph 13 of the Credit Support Annex



BNY Ref No. 38589

                                                                        ANNEX A

                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                     dated as of November 29, 2006 between
                             The Bank of New York
              (hereinafter referred to as "Party A" or "Pledgor")
                                      and
     Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee (the "Trustee") on behalf of
                  IndyMac INDX Mortgage Loan Trust 2006-AR35
          (hereinafter referred to as "Party B" or "Secured Party").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated November 29, 2006, between Party A and Party B, Reference Number 38589.


Paragraph 13. Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date commencing no later than the Local Business day next following the Valuation Date falling, if a Collateral Event occurs, on the 30th Local Business Day (or, in the case of an S&P/Fitch Collateral Event, the 30th day), or if the Relevant Entity falls below the S&P Required Ratings Threshold, the, promptly, after publication by the applicable Rating Agency of the applicable change in rating," and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P/Fitch Credit Support Amount for such Valuation Date exceeds (b) the S&P/Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P/Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P/Fitch Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P/Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            On any date, the items set forth in Schedule I will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means each Local Business Day for which the Threshold with respect to Party A equals zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall
            (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

            Party B may appoint as Custodian (A) the entity then serving as Trustee or (B) a commercial bank or trust company organized under the laws of the United States or any state thereof, having assets of at least $10 Billion and a long term debt or a deposit rating of at least (i) Baa2 from Moody's and (ii) BBB from S&P and a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

            Initially, the Custodian for Party B is: Not applicable.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned by investing Posted Collateral in the form of Cash in Permitted Investments chosen by Party A; provided that with respect such permitted investment, the Trustee shall invest Cash Posted Credit Support in such overnight (or redeemable within two Local Business Days of demand) investments rated at least A-1+ by S&P and Prime -1 by Moody's or AAAm or AAAm-G by S&P and Aaa by Moody's as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and (y) an Early Termination Date has been designated by Party B, in which case such investment shall be held uninvested or invested at the direction of Party B with gains and losses incurred in respect of such investments to be for the account of Party A.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A:

      The Bank of New York
      Collateral Management
      32 Old Slip, 16th Floor
      New York, New York 10286
      Phone:  (212) 804-5158
      Fax:    (212) 804-5818

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian:  [           ]

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details: To be specified in each notice.

      [Party B account details]

      [Party B's Custodian account details]

(m)   Other Provisions.

      (i) Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

      (ix)  Additional Definitions. As used in this Annex:

            "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Fitch Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from Fitch which exceed the Fitch Approved Ratings Threshold.

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

            "Moody's First Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (I) a Moody's First
                        Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's Exposure for such Valuation
                        Date and (ii) the sum, for each Transaction to which this Annex relates, of the product of the applicable
                        Moody's First Trigger

                        Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A such Valuation Date.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Moody's First Trigger Notional Amount Multiplier" means (A) if each Local Business Day is a Valuation Date, 2%, or (B) otherwise, 4%.

            "Moody's Second Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which it is the case that a
                        Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's
                        Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                        (1) if such Transaction is not a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                        (2) if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

            "S&P/Fitch Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which an S&P Rating Threshold
                        Event, or Fitch Rating Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's
                        Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P which equal or exceed the S&P Approved Ratings Threshold.

            "S&P/FitchValue" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P/Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

            "Transaction-Specific Hedge" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P/Fitch Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P/Fitch Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

            "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

           -------------------------------------------------------------------------------------------
           The higher of  the S&P            Remaining       Remaining       Remaining       Remaining
           short-term credit rating           Weighted        Weighted        Weighted        Weighted
           of (i) Party A and (ii)             Average         Average         Average         Average
           the Credit Support                 Maturity        Maturity        Maturity        Maturity
           Provider of Party A, if       up to 3 years   up to 5 years  up to 10 years  up to 30 years
           applicable
           -------------------------------------------------------------------------------------------
           At least "A-2"                        2.75%           3.25%           4.00%           4.75%
           -------------------------------------------------------------------------------------------
           "A-3"                                 3.25%           4.00%           5.00%           6.25%
           -------------------------------------------------------------------------------------------
           "BB+" or lower                        3.50%           4.50%           6.75%           7.50%
           -------------------------------------------------------------------------------------------

               [Remainder of this page intentionally left blank]

Table 1

                   Moody's First Trigger Factor


                Remaining
          Weighted Average Life                        Collateral
            of Hedge in Years                           Posting
                1 or less                                0.15%

     More than 1 but not more than 2                     0.30%
     More than 2 but not more than 3                     0.40%
     More than 3 but not more than 4                     0.60%
     More than 4 but not more than 5                     0.70%
     More than 5 but not more than 6                     0.80%
     More than 6 but not more than 7                     1.00%
     More than 7 but not more than 8                     1.10%
     More than 8 but not more than 9                     1.20%
    More than 9 but not more than 10                     1.30%
    More than 10 but not more than 11                    1.40%
    More than 11 but not more than 12                    1.50%
    More than 12 but not more than 13                    1.60%
    More than 13 but not more than 14                    1.70%
    More than 14 but not more than 15                    1.80%
    More than 15 but not more than 16                    1.90%
    More than 16 but not more than 17                    2.00%
    More than 17 but not more than 18                    2.00%
    More than 18 but not more than 19                    2.00%
    More than 19 but not more than 20                    2.00%
    More than 20 but not more than 21                    2.00%
    More than 21 but not more than 22                    2.00%
    More than 22 but not more than 23                    2.00%
    More than 23 but not more than 24                    2.00%
    More than 24 but not more than 25                    2.00%
    More than 25 but not more than 26                    2.00%
    More than 26 but not more than 27                    2.00%
    More than 27 but not more than 28                    2.00%
    More than 28 but not more than 29                    2.00%
              More than 29                               2.00%

                                    Table 2

        Moody's Second Trigger Factor for Interest Rate Swaps with Fixed
                                Notional Amounts


              Remaining
        Weighted Average Life                      Collateral
          of Hedge in Years                   Posting Requirement

              1 or less                              0.50%
   More than 1 but not more than 2                   1.00%
   More than 2 but not more than 3                   1.50%
   More than 3 but not more than 4                   1.90%
   More than 4 but not more than 5                   2.40%
   More than 5 but not more than 6                   2.80%
   More than 6 but not more than 7                   3.20%
   More than 7 but not more than 8                   3.60%
   More than 8 but not more than 9                   4.00%
   More than 9 but not more than 10                  4.40%
  More than 10 but not more than 11                  4.70%
  More than 11 but not more than 12                  5.00%
  More than 12 but not more than 13                  5.40%
  More than 13 but not more than 14                  5.70%
  More than 14 but not more than 15                  6.00%
  More than 15 but not more than 16                  6.30%
  More than 16 but not more than 17                  6.60%
  More than 17 but not more than 18                  6.90%
  More than 18 but not more than 19                  7.20%
  More than 19 but not more than 20                  7.50%
  More than 20 but not more than 21                  7.80%
  More than 21 but not more than 22                  8.00%
  More than 22 but not more than 23                  8.00%
  More than 23 but not more than 24                  8.00%
  More than 24 but not more than 25                  8.00%
  More than 25 but not more than 26                  8.00%
  More than 26 but not more than 27                  8.00%
  More than 27 but not more than 28                  8.00%
  More than 28 but not more than 29                  8.00%
             More than 29                            8.00%

                                    Table 3

         Moody's Second Trigger Factor for Transaction-Specific Hedges


               Remaining
         Weighted Average Life                      Collateral
           of Hedge in Years                    Posting Requirement

               1 or less                               0.65%
    More than 1 but not more than 2                    1.30%
    More than 2 but not more than 3                    1.90%
    More than 3 but not more than 4                    2.50%
    More than 4 but not more than 5                    3.10%
    More than 5 but not more than 6                    3.60%
    More than 6 but not more than 7                    4.20%
    More than 7 but not more than 8                    4.70%
    More than 8 but not more than 9                    5.20%
    More than 9 but not more than 10                   5.70%
   More than 10 but not more than 11                   6.10%
   More than 11 but not more than 12                   6.50%
   More than 12 but not more than 13                   7.00%
   More than 13 but not more than 14                   7.40%
   More than 14 but not more than 15                   7.80%
   More than 15 but not more than 16                   8.20%
   More than 16 but not more than 17                   8.60%
   More than 17 but not more than 18                   9.00%
   More than 18 but not more than 19                   9.40%
   More than 19 but not more than 20                   9.70%
   More than 20 but not more than 21                  10.00%
   More than 21 but not more than 22                  10.00%
   More than 22 but not more than 23                  10.00%
   More than 23 but not more than 24                  10.00%
   More than 24 but not more than 25                  10.00%
   More than 25 but not more than 26                  10.00%
   More than 26 but not more than 27                  10.00%
   More than 27 but not more than 28                  10.00%
   More than 28 but not more than 29                  10.00%
              More than 29                            10.00%

SCHEDULE 1

ELIGIBLE COLLATERAL

-----------------------------------------------------------------------------------------------------------------------------------
Eligible Collateral & Valuation Percentages
Moody's and S&P
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Valuation Percentage*             Valuation Percentage*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Moody's                             S&P
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  First Trigger    Second Trigger      Daily           Weekly
-----------------------------------------------------------------------------------------------------------------------------------
(A)       Cash:  U.S. Dollars in depositary account form               100              100                              100
-----------------------------------------------------------------------------------------------------------------------------------
(B)       U.S. Treasury Securities:  negotiable debt                   100              100             98.9            98.6
          obligations issued by the U.S. Treasury Department
          after July 18, 1984 ("Treasuries") having a
          remaining maturity of up to and not more than 1
          year.
-----------------------------------------------------------------------------------------------------------------------------------
(C)       Treasuries having a remaining maturity of greater            100               99              98             97.3
          than 1 year but not more than 2 years.
-----------------------------------------------------------------------------------------------------------------------------------
(D)       Treasuries having a remaining maturity of greater            100               98             97.4            95.8
          than 2 years but not more than 3 years.
-----------------------------------------------------------------------------------------------------------------------------------
(E)       Treasuries having a remaining maturity of greater            100               97             95.5            93.8
          than 3 years but not more than 5 years.
-----------------------------------------------------------------------------------------------------------------------------------
(F)       Treasuries having a remaining maturity of greater            100               95             93.7            91.4
          than 5 years but not more than 7 years.
-----------------------------------------------------------------------------------------------------------------------------------
(G)       Treasuries having a remaining maturity of greater            100               94             92.5            90.3
          than 7 years but not more than 10 years.
-----------------------------------------------------------------------------------------------------------------------------------
(H)       Treasuries having a remaining maturity of greater            100               89             91.1            87.9
          than 10 years but not more than 20 years.
-----------------------------------------------------------------------------------------------------------------------------------
(I)       Treasuries having a remaining maturity of greater            100               87             88.6            84.6
          than 20 years but not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------
(J)       Agency Securities: negotiable debt obligations of            100               99             98.5             98
          the Federal National Mortgage Association (FNMA),
          Federal Home Loan Mortgage Corporation (FHLMC),
          Federal Home Loan Banks (FHLB), Federal Farm Credit
          Banks (FFCB), Tennessee Valley Authority (TVA)
          (collectively, "Agency Securities") issued after
          July 18, 1984 and having a remaining maturity of
          not more than 1 year.
-----------------------------------------------------------------------------------------------------------------------------------
(K)       Agency Securities having a remaining maturity of             100               98             97.7            96.8
          greater than 1 year but not more than 2 years.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Eligible Collateral & Valuation Percentages
                                                          Moody's and S&P
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Valuation Percentage*             Valuation Percentage*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Moody's                             S&P
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  First Trigger    Second Trigger      Daily           Weekly
-----------------------------------------------------------------------------------------------------------------------------------
(L)       Agency Securities having a remaining maturity of             100               97             97.3            96.3
          greater than 2 years but not more than 3 years.
-----------------------------------------------------------------------------------------------------------------------------------
(M)       Agency Securities having a remaining maturity of             100               96             94.5            94.5
          greater than 3 years but not more than 5 years.
-----------------------------------------------------------------------------------------------------------------------------------
(N)       Agency Securities having a remaining maturity of             100               94             93.1            90.3
          greater than 5 years but not more than 7 years.
-----------------------------------------------------------------------------------------------------------------------------------
(O)       Agency Securities having a remaining maturity of             100               93             90.7            86.9
          greater than 7 years but not more than 10 years.
-----------------------------------------------------------------------------------------------------------------------------------
(P)       Agency Securities having a remaining maturity of             100               88             87.7            82.6
          greater than 10 years but not more than 20 years.
-----------------------------------------------------------------------------------------------------------------------------------
(Q)       Agency Securities having a remaining maturity of             100               86             84.4            77.9
          greater than 20 years but not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------
(R)       FHLMC Certificates. Mortgage participation                   100               86                             86.40
          certificates issued by FHLMC evidencing undivided                           (weekly
          interests or participations in pools of first lien                         valuation)
          conventional or FHA/VA residential mortgages or
          deeds of trust, guaranteed by FHLMC, issued after
          July 18, 1984 and having a remaining maturity of
          not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------
(S)       FNMA Certificates. Mortgage-backed pass-through              100               86                             86.40
          certificates issued by FNMA evidencing undivided                            (weekly
          interests in pools of first lien mortgages or deeds                        valuation)
          of trust on residential properties, guaranteed by
          FNMA, issued after July 18, 1984 and having a
          remaining maturity of not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------
(T)       GNMA Certificates. Mortgage-backed pass-through              100               86                             86.40
          certificates issued by private entities, evidencing                         (weekly
          undivided interests in pools of first lien                                 valuation)
          mortgages or deeds of trust on single family
          residences, guaranteed by the Government National
          Mortgage Association (GNMA) with the full faith and
          credit of the United States, issued after July 18,
          1984 and having a remaining maturity of not more
          than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Eligible Collateral & Valuation Percentages
                                                              Fitch
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Valuation Percentage
                                                                                              (Rating of Certificates)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       AAA          AA          A          BBB
-----------------------------------------------------------------------------------------------------------------------------------
(A)         Cash:  U.S. Dollars in depositary account form                            100%         100%        100%        100%
-----------------------------------------------------------------------------------------------------------------------------------
(B)         U.S. Treasury Securities:  negotiable debt obligations issued by the      97.5%       97.8%       98.4%       98.9%
            U.S. Treasury Department after July 18, 1984 ("Treasuries") having a remaining maturity of up to and not more than 1 year.
-----------------------------------------------------------------------------------------------------------------------------------
(C)         Treasuries having a remaining maturity of greater than 1 year but         94.7%       95.3%       95.9%       96.5%
            not more than 2 years.
-----------------------------------------------------------------------------------------------------------------------------------
(D)         Treasuries having a remaining maturity of greater than 2 years but        94.7%       95.3%       95.9%       96.5%
            not more than 3 years.
-----------------------------------------------------------------------------------------------------------------------------------
(E)         Treasuries having a remaining maturity of greater than 3 years but        91.5%       92.5%       93.5%       94.5%
            not more than 5 years.
-----------------------------------------------------------------------------------------------------------------------------------
(F)         Treasuries having a remaining maturity of greater than 5 years but        89.0%       90.1%       91.2%       92.3%
            not more than 7 years.
-----------------------------------------------------------------------------------------------------------------------------------
(G)         Treasuries having a remaining maturity of greater than 7 years but        86.3%       87.5%       88.8%       90.0%
            not more than 10 years.
-----------------------------------------------------------------------------------------------------------------------------------
(H)         Treasuries having a remaining maturity of greater than 10 years but       83.0%       84.5%       86.0%       87.5%
            not more than 20 years.
-----------------------------------------------------------------------------------------------------------------------------------
(I)         Treasuries having a remaining maturity of greater than 20 years but       79.0%       80.7%       82.3%       84.0%
            not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------
(J)         Agency Securities: negotiable debt obligations of the Federal
            National Mortgage Association (FNMA), Federal Home Loan Mortgage
            Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm
            Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively,
            "Agency Securities") issued after July 18, 1984 and having a remaining maturity of not more than 1 year.
-----------------------------------------------------------------------------------------------------------------------------------
(K)         Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.
-----------------------------------------------------------------------------------------------------------------------------------
(L)         Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.
-----------------------------------------------------------------------------------------------------------------------------------
(M)         Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.
-----------------------------------------------------------------------------------------------------------------------------------
(N)         Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.
-----------------------------------------------------------------------------------------------------------------------------------
(O)         Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.
-----------------------------------------------------------------------------------------------------------------------------------
(P)         Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.
-----------------------------------------------------------------------------------------------------------------------------------
(Q)         Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.
-----------------------------------------------------------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

The Bank of New York                     Deutsche Bank National Trust Company,
                                         not individually, but solely as
                                         supplemental interest trustee (the
                                         "Trustee") on behalf of IndyMac INDX
                                         Mortgage Loan Trust 2006-AR35

By:      /s/ Andrew Schwartz             By:   /s/ Jennifer Hermansader
         -------------------                   --------------------------
         Name: Andrew Schwartz                 Name: Jennifer Hermansader
         Title: Vice President                 Title: Associate

By:      /s/ Jennifer Hermansader
         ------------------------
         Name: Jennifer Hermansader
         Title: Associate